Exhibit 99.1

Santander Consumer USA Holdings Inc. Announces Fourth Quarter Dividend

Dallas, TX – November 19, 2021 - PRESS RELEASE

Santander Consumer USA Holdings Inc. (NYSE: SC) (“SC” or the “Company”) today announced its Board of Directors declared a quarterly cash dividend of $0.22 per share of common stock to shareholders of record as of November 29, 2021. The dividend will be payable on December 9, 2021.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, strategies, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, seeks, believes, can, could, may, predicts, potential, should, would, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Examples of forward-looking statements include, but are not limited to, all statements we make relating to revenue, earnings, margins, growth rates, and other financial results for future periods. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. The factors that could cause the forward-looking statements in this press release and/or our financial performance to differ materially from that suggested by the forward-looking statements include the following: (a) the adverse impact of COVID-19 or any future outbreak of any contagious diseases on our business, financial condition, liquidity and results of operations; (b) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (c) adverse economic conditions in the United States and worldwide could materially impact consumer spending behavior, unemployment and demand for our products, which could negatively impact our results; (d) the effects of inflation; (e) a reduction in our access to funding; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) our agreement with FCA US LLC may not result in currently anticipated levels of growth and is subject to certain conditions that could result in termination of the agreement; (h) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (i) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (j) loss of our key management or other personnel, or an inability to attract such management and personnel; (k) certain regulators, including but not limited to the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; (l) there can be no assurance that the announced acquisition of all of our outstanding common stock by Santander Holdings USA, Inc. (“SHUSA”) will receive regulatory approval and be ultimately consummated; (m) other future changes in our relationship with SHUSA and Banco Santander, S.A. that could adversely affect our operations; (n) our expectations regarding future litigation both known and unknown; (o) our inability to accurately forecast the amount and timing of future collections could have a material adverse effect on our results of operations; (p) our reputation is a key asset to our business, and our business may be affected by how we are perceived in the marketplace; and (q) our debt could negatively impact our business, prevent us from satisfying our debt obligations and adversely affect our financial condition. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. For additional discussion of these risks and uncertainties, refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our Current Reports on Form 8-K and other documents that are filed with or furnished to the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). We caution the reader not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

About Santander Consumer USA Holdings Inc.

Santander Consumer USA Holdings Inc. (NYSE: SC) (“SC”) is a full-service consumer finance company focused on vehicle finance, third-party servicing and delivering superior service to our more than 3.1 million customers across the full credit spectrum. SC, which began originating retail installment contracts in 1997, had an average managed asset portfolio of approximately $65 billion (for the third quarter ended September 30, 2021), and is headquartered in Dallas, Texas. (www.santanderconsumerusa.com)

CONTACTS:

Investor Relations

Evan Black

800.493.8219

InvestorRelations@santanderconsumerusa.com

Media Relations

Laurie Kight

214.801.6455

Media@santanderconsumerusa.com

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